               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  October 21, 1998


                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)


       Delaware                1-8400                    75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas          76155
 (Address of principal executive offices)            (Zip Code)


                          (817) 963-1234
                (Registrant's telephone number)

Item 5.   Other Events

AMR Corporation (the "Company") is filing herewith a press release issued October 21, 1998 by the Company as Exhibit 99.1 which is included herein. This press release was issued to report third quarter 1998 earnings and to announce that the Company's board of directors has authorized management to repurchase additional shares of its outstanding common stock.

Item 7.   Financial Statements and Exhibits

The following exhibit is included herein:

99.1      Press Release

                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  October 21, 1998

                          EXHIBIT INDEX


Exhibit        Description

99.1      Press Release

                                                Exhibit 99.1


                                        Contact:  Tim Kincaid
                                                  Fort Worth,
Texas
                                                  817-967-1577
FOR RELEASE:  Wednesday, Oct. 21, 1998

   AMR REPORTS RECORD THIRD QUARTER EARNINGS OF $433 MILLION;
     COMPANY TO INITIATE ANOTHER $500 MILLION STOCK REPURCHASE

     FORT WORTH, Texas -- AMR Corp., parent company of American Airlines Inc., today reported record third quarter net earnings of $433 million, or $2.49 per common share diluted, a 34 percent improvement over net earnings of $323 million, or $1.78 per common share diluted, during the same period in 1997. These are the highest quarterly earnings in the company's history, and the sixth consecutive quarter of record earnings for AMR.
     "Solid demand, stable yields and lower fuel prices all contributed to our outstanding third quarter performance," said Donald J. Carty, AMR's chairman and CEO. 'The third quarter was especially challenging for our employees. In addition to serving the usual heavy summer flow of customers, our people also admirably contended with the effects of Hurricane Georges in the Caribbean and Florida, plus they accommodated thousands of additional passengers stranded by the strikes at Northwest and Air Canada. The employees of American and American Eagle can be very proud of our performance in this quarter."
     Additionally, AMR completed in September a $500 million stock repurchase program that began in July. This follows the completion last quarter of a $500 million stock repurchase program that began in 1997. Today, AMR announced that the company's board of directors has authorized management to repurchase up to an additional $500 million of its outstanding common stock. This represents approximately 8.6 million shares of common stock at yesterday's closing price of $57.94.
     "We have strengthened our balance sheet during the past few years by using our substantial free cash flow," Carty said.
"Free cash flow generated that is in excess of our needs is being returned to our shareholders."
                              -- more --

AMR Reports Third Quarter Earnings of $433 million
October 21, 1998
Page 2

     Repurchases, including block repurchases, are expected to be made in the open market or in private transactions, from time to time, depending on market conditions, and may be discontinued at any time.
     Among AMR's third quarter highlights:
o American joined with British Airways, Canadian Airlines International, Cathay Pacific and Qantas to introduce the new oneworld global airline alliance.
o AMR announced it would sell the three AMR Global Services companies -- AMR Services, AMR Combs and TeleService Resources -- to focus on its core airline and related technology businesses.
o AMR announced and completed a $500 million stock repurchase program, after completing another $500 million buy-back in the second quarter.
o    AMR received Department of Justice clearance for investment in Aerolineas Argentinas.
o    American introduced new nonstop service between Houston
  Hobby Airport and New York LaGuardia, plus began flights between Dallas Love Field and Austin.
o American and US Airways introduced new reciprocal frequent flyer and airport membership club programs.
o    American began new service between DFW and Manchester, U.K.
o American's network of codeshare partners grew with a new agreement with Finnair; expansion of existing codeshares with Grupo TACA and Iberia; and the beginning of codesharing with Asiana and China Eastern.
o American announced orders for an additional 15 Boeing 777s, for 2000-2001 delivery.
o    American Eagle ordered 75 new 37-seat Embraer ERJ-135s, with options for 75.
o    American Eagle regional jet service expanded to serve 12
cities.
o American began contract negotiations with the Association of Professional Flight Attendants.
                               ###

AMR CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited) (In millions, except per share amounts)

                                  Three Months Ended
                                     September 30,        Percent
                                   1998        1997       Change
Revenues
 Airline Group
  Passenger-American Airlines    $3,871       $3,713        4.3
           -AMR Eagle               304          262       16.0
    Cargo                           158          169       (6.5)
    Other                           250          233        7.3
                                  4,583        4,377        4.7

  The SABRE Group                   604          457        32.2
  Management Services Group          31           26        19.2
  Less: Intergroup revenues        (172)        (154)       11.7
    Total operating revenues      5,046        4,706         7.2

Expenses
  Wages, salaries and benefits    1,632        1,521         7.3
  Aircraft fuel                     400          466       (14.2)
  Depreciation and amortization     328          306         7.2
  Commissions to agents             311          332        (6.3)
  Maintenance, materials and
   repairs                          251          224        12.1
  Other rentals and landing fees    231          223         3.6
  Food service                      184          176         4.5
  Aircraft rentals                  142          143        (0.7)
  Other operating expenses          835          708        17.9
    Total operating expenses      4,314        4,099         5.2
Operating Income                    732          607        20.6

Other Income (Expense)
  Interest income                    37           40        (7.5)
  Interest expense                  (93)        (101)       (7.9)
  Interest capitalized               28            5          *
  Minority interest                 (12)         (10)       20.0
  Miscellaneous - net                16            -           -
                                    (24)         (66)      (63.6)
Income From Continuing
Operations
    Before Income Taxes             708          541        30.9
Income tax provision                277          219        26.5
Income From Continuing
Operations                          431          322        33.9
Income From Discontinued
Operations(less applicable
 income taxes)                        2           1            *
Net Earnings                     $  433       $ 323         34.1


Continued on next page



*  Greater Than 100%

AMR CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS (CONTINUED)
(Unaudited) (In millions, except per share amounts)

                                  Three Months Ended
                                    September 30,
                                   1998        1997
Earnings Per Common Share
  Basic
   Before Discontinued
    Operations                    $  2.56     $ 1.83
   Discontinued Operations           0.01         -
    Net Earnings                  $  2.57     $ 1.83

  Diluted
    Before Discontinued
     Operations                   $  2.48     $ 1.78
    Discontinued Operations          0.01          -
    Net Earnings                  $  2.49     $ 1.78

Number of Shares Used in
Computation
  Basic                              169         176
  Diluted                            174         181

AMR CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited) (In millions, except per share amounts)

                                    Nine Months Ended
                                      September 30,      Percent
                                     1998       1997     Change
Revenues
  Airline Group
    Passenger - American Airlines   $11,238   $10,744        4.6
              - AMR Eagle               849       766       10.8
    Cargo                               490       507       (3.4)
    Other                               720       658        9.4
                                     13,297    12,675        4.9

  The SABRE Group                     1,735     1,346       28.9
  Management Services Group              86        73       17.8
  Less: Intergroup revenues            (514)     (451)      14.0
    Total operating revenues         14,604    13,643        7.0

Expenses
  Wages, salaries and benefits        4,817     4,480        7.5
  Aircraft fuel                       1,219     1,457      (16.3)
  Depreciation and amortization         966       919        5.1
  Commissions to agents                 934       975       (4.2)
  Maintenance, materials and repairs    704       633       11.2
  Other rentals and landing fees        667       658        1.4
  Food service                          523       510        2.5
  Aircraft rentals                      427       430       (0.7)
  Other operating expenses            2,343     2,054       14.1
    Total operating expenses         12,600    12,116        4.0
Operating Income                      2,004     1,527       31.2

Other Income (Expense)
  Interest income                       103       100        3.0
  Interest expense                     (280)     (310)      (9.7)
  Interest capitalized                   71        10          *
  Minority interest                     (37)      (32)      15.6
  Miscellaneous - net                    (3)      (11)     (72.7)
                                       (146)     (243)     (39.9)
Income From Continuing Operations
  Before Income Taxes                 1,858     1,284       44.7
Income tax provision                    734       519       41.4
Income From Continuing Operations     1,124       765       46.9
Income From Discontinued
Operations (less applicable
 income taxes)                            8        12      (33.3)
Net Earnings                         $1,132    $  777       45.7


Continued on next page



*  Greater Than 100%

AMR CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS (CONTINUED)
(Unaudited) (In millions, except per share amounts)

                                       Nine Months
                                   Ended September 30,
                                     1998      1997
Earnings Per Common Share
  Basic
    Before Discontinued Operations  $ 6.57    $ 4.25
    Discontinued Operations           0.05      0.06
    Net Earnings                    $ 6.62    $ 4.31

  Diluted
    Before Discontinued Operations  $ 6.34    $ 4.16
    Discontinued Operations           0.05      0.06
    Net Earnings                    $ 6.39    $ 4.22

Number of Shares Used in
Computation
  Basic                                 171       180
  Diluted                               177       184

AMR CORPORATION
NOTES TO CONSOLIDATED STATEMENT OF OPERATIONS


1.All share and earnings per share amounts have been restated  to give effect to the stock split on June 9, 1998. The 1997 earnings per share amounts also have been restated as required to comply with Statement of Financial Accounting Standards No. 128, "Earnings Per Share."

2.On  September 29, 1998, the Company announced its plan to  sell most of the companies that comprise the largest unit of the Management Services Group - AMR Global Services. The companies to be disposed of include AMR Services, AMR Combs and TeleService Resources. Accordingly, the results of operations for these companies have been reflected in the consolidated statement of operations as income from discontinued operations for all periods presented.

3.The   minority   interest  in  the  earnings  of   consolidated
  subsidiaries has not been allocated to a reporting segment.

4.Certain amounts from 1997 have been reclassified to conform with 1998 presentation.

AMR CORPORATION
BUSINESS SEGMENT FINANCIAL HIGHLIGHTS
(Unaudited) (In millions)

                                    Three Months Ended
                                       September 30,      Percent
                                     1998       1997      Change
Airline Group
Revenues
    Passenger - American Airlines   $3,871    $3,713         4.3
                      - AMR Eagle      304       262        16.0
    Cargo                              158       169        (6.5)
    Other                              250       233         7.3
                                     4,583     4,377         4.7
Expenses
  Wages, salaries and benefits       1,446     1,380         4.8
  Aircraft fuel                        400       466       (14.2)
  Commissions to agents                311       332        (6.3)
  Depreciation and amortization        265       259         2.3
  Maintenance, materials and repairs   250       224        11.6
  Other operating expenses           1,286     1,207         6.5
    Total operating expenses         3,958     3,868         2.3
Operating Income                       625       509        22.8
Other Expense                          (29)      (66)      (56.1)
Earnings Before Income Taxes        $  596    $  443        34.5
Pre-tax Margin                        13.0%     10.1%        2.9 pts.

The SABRE Group

Revenues                            $  604    $  457        32.2

Operating Expenses                     506        368       37.5

Operating Income                        98         89       10.1
Other Income                            15          3          *
Earnings Before Income Taxes        $  113     $   92       22.8
Pre-tax Margin                        18.7%      20.1%      (1.4) pts.

Management Services Group

Revenues                            $  152    $  151         0.7
    Less:Revenues From
         Discontinued Operations      (121)     (125)       (3.2)
Revenues From Continuing Operations     31        26        19.2

Operating Expenses                     140       138         1.4
    Less: Expenses From
          Discontinued Operations     (118)     (121)       (2.5)
Operating Expenses From Continuing
 Operations                             22        17        29.4

Operating Income From Continuing
 Operations                              9         9          -
Other Income From Continuing
 Operations                              2         7       (71.4)
Earnings From Continuing
Operations Before Income Taxes      $   11    $   16       (31.3)

Pre-tax Margin From Continuing
 Operations                           35.5%     61.5%      (26.0) pts.

* Greater Than 100%

AMR CORPORATION
BUSINESS SEGMENT FINANCIAL HIGHLIGHTS
(Unaudited) (In millions)

                                    Nine Months Ended
                                      September 30,       Percent
                                     1998       1997      Change
Airline Group
Revenues
    Passenger - American Airlines  $11,238   $10,744         4.6
                      - AMR Eagle      849       766        10.8
    Cargo                              490       507        (3.4)
    Other                              720       658         9.4
                                    13,297    12,675         4.9
Expenses
  Wages, salaries and benefits       4,277     4,059         5.4
  Aircraft fuel                      1,219     1,457       (16.3)
  Commissions to agents                934       975        (4.2)
  Depreciation and amortization        781       781           -
  Maintenance, materials and repairs   702       632        11.1
  Other operating expenses           3,728     3,558         4.8
    Total operating expenses        11,641    11,462         1.6
Operating Income                     1,656     1,213        36.5
Other Expense                         (131)     (223)      (41.3)
Earnings Before Income Taxes        $1,525    $  990        54.0
Pre-tax Margin                        11.5%      7.8%        3.7 pts.

The SABRE Group

Revenues                            $1,735    $1,346        28.9

Operating Expenses                   1,413     1,054        34.1

Operating Income                       332        292       10.3
Other Income                            18          5          *
Earnings Before Income Taxes        $  340     $  297       14.5
Pre-tax Margin                        19.6%     22.1%       (2.5) pts.

Management Services Group

Revenues                            $  460    $  463       (0.6)
    Less: Revenues From
          Discontinued Operations     (374)     (390)      (4.1)
Revenues From Continuing Operations     86        73       17.8

Operating Expenses                  $  419    $  418        0.2
    Less: Expenses From
          Discontinued Operations     (359)     (367)      (2.2)
Operating Expenses From Continuing
 Operations                             60        51       17.6

Operating Income From Continuing
 Operations                             26        22       18.2
Other Income From Continuing
 Operations                              4         7      (42.9)
Earnings From Continuing
Operations Before Income Taxes      $   30    $   29        3.4

Pre-tax Margin From Continuing
 Operations                           34.9%     39.7%      (4.8) pts.

* Greater Than 100%

Airline Group
Operating Statistics
(Unaudited)

                                    Three Months Ended
                                       September 30,      Percen
                                                            t
                                     1998       1997      Change
American Airlines Jet Operations:
 Revenue passenger miles (millions)  29,132      28,500      2.2
 Available seat miles (millions)     39,806      39,378      1.1
 Cargo ton miles (millions)             480         506     (5.1)
 Passenger load factor                 73.2%       72.4%     0.8  pts.
 Breakeven load factor                 60.2%       61.2%    (1.0) pts.
 Passenger revenue  yield  per
  passengre mile (cents)              13.29       13.03      2.0
 Passenger  revenue per
  available seat mile (cents)          9.73        9.43      3.2
 Cargo revenue yield per ton
  mile (cents)                        32.61       33.05     (1.3)
 Operating expenses per
  available seat mile (cents)          9.22        9.14      0.9
 Fuel consumption (gallons,
  in millions)                          728         712      2.2
 Fuel price per gallon (cents)         53.1        63.5    (16.4)
 Fuel price per gallon, excluding
  fuel taxes (cents)                   48.4        58.5    (17.3)
 Operating aircraft at period-end       645         642      0.5

AMR Eagle:
 Revenue passenger miles (millions)     753         670      12.4
 Available seat miles(millions)       1,156       1,070       8.0
 Passenger load factor                 65.1%       62.6%      2.5 pts.
 Operating aircraft at period-end       207         196       5.6

AMR Corporation
Average Equivalent Number of
Employees
    Airline Group:
        AA Jet Operations            82,300      81,800
        Other                        10,800      10,100
           Total Airline Group       93,100      91,900
    The SABRE Group                  11,700       8,600
    Management Services Group        13,100      15,600
    Total                           117,900     116,100

Airline Group
Operating Statistics
(Unaudited)

                                    Nine Months Ended
                                      September 30,      Percent
                                     1998       1997     Change
American Airlines Jet Operations:
 Revenue passenger miles (millions)  82,443    81,113       1.6
 Available seat miles (millions)    116,476   115,636       0.7
 Cargo ton miles (millions)           1,485     1,507      (1.5)
 Passenger load factor                 70.8%     70.1%      0.7  pts.
 Breakeven load factor                 59.2%     61.3%     (2.1) pts.
 Passenger revenue  yield  per
  passenger mile (cents)              13.63     13.25       2.9
 Passenger revenue per available
  seat mile (cents)                    9.65      9.29       3.9
 Cargo  revenue yield per ton
  mile (cents)                        32.64     33.22      (1.7)
 Operating expenses per available
  seat mile (cents)                    9.27      9.23       0.4
 Fuel consumption (gallons,
  in millions)                        2,120     2,082       1.8
 Fuel price per gallon (cents)         55.6      67.7     (17.9)
 Fuel price per gallon, excluding
  fuel taxes (cents)                   50.8      62.8     (19.1)
 Operating aircraft at period-end       645       642       0.5

AMR Eagle:
 Revenue passenger miles (millions)   2,076     1,924       7.9
 Available seat  miles (millions)     3,326     3,160       5.3
 Passenger load factor                 62.4%     60.9%      1.5 pts.
 Operating aircraft at period-end       207       196       5.6
